UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 30, 2006

Genesee & Wyoming Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31456	06-0984624
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

66 Field Point Road, Greenwich, Connecticut		06830
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	203-629-3722

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On October 30, 2006, Genesee & Wyoming Inc. issued a press release announcing the appointment of Allison M. Fergus as General Counsel and Secretary. The press release, filed as Exhibit 99.1, and the information set forth therein is filed under this Item 8.01 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits

99.1- Press release, dated October 30, 2006, Announcing Appointment of Allison M. Fergus as General Counsel and Secretary of Genesee & Wyoming Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genesee & Wyoming Inc.

October 30, 2006	By:	/s/ Timothy J. Gallagher

Name: Timothy J. Gallagher
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release, dated October 30, 2006, Announcing Appointment of Allison M. Fergus as General Counsel and Secretary